Exhibit 99.1


--------------------------------------------------------------------------------
CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:      00-33268                                      ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:            Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                          MONTH ENDING - DECEMBER, 2000



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                    Chief Operating Officer
/s/ Michael P. McGroarty                            and General Counsel
----------------------------------------          ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

    Michael P. McGroarty                                     2/09/01
----------------------------------------          ------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                          DATE



PREPARER:

                                                    Senior Vice President -
/s/ Sheldon A. Paul                                 Finance and Administration
----------------------------------------          ------------------------------
    ORIGINAL SIGNATURE OF PREPARER                            TITLE

    Sheldon A. Paul                                          2/09/01
----------------------------------------          ------------------------------
       PRINTED NAME OF PREPARER                               DATE

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268

        COMPARATIVE BALANCE SHEET

                                                           Schedule
                                                            Amount
                                                            ------
        ASSETS                                           July 24, 2000    October 31, 2000    November 30, 2000   December 31, 2000
                                                         -------------    ----------------    -----------------   -----------------


      1 UNRESTRICTED CASH                                  $     745,751      $     231,179       $     275,327      $     358,347
      2 RESTRICTED CASH                                          414,160            312,197             261,230            268,738
                                                           -------------      -------------       -------------      -------------
      3   TOTAL CASH                                           1,159,911            543,376             536,557            627,085
      4 ACCOUNTS RECEIVABLE(NET)                                 659,117          1,176,138           1,306,870          1,297,534
      5 INVENTORY                                                 44,647             38,486              32,327             32,327
      6 NOTES RECEIVABLE                                               -                  -                   -                  -
      7 PREPAID EXPENSES                                         362,117            298,699             291,312            277,189
      8 OTHER                                                  9,645,433          9,375,076           9,139,603          9,745,346
                                                           -------------      -------------       -------------      -------------
      9   TOTAL CURRENT ASSETS                                11,871,224         11,431,775          11,306,669         11,979,481
                                                           -------------      -------------       -------------      -------------
     10 PROPERTY, PLANT&EQUIPMENT                             10,084,459         10,093,194           6,404,370          6,404,370
     11 LESS:ACCUMLATED DEPRECIATION                          (8,463,070)        (8,702,998)         (5,242,032)        (5,311,598)
                                                           -------------      -------------       -------------      -------------
     12   NET PROPERTY , PLANT & EQUIPMENT                     1,621,389          1,390,196           1,162,338          1,092,772
     13 DUE FROM INSIDERS
     14 OTHER ASSETS-NET OF AMORTIZATION                       2,520,898          2,468,320           2,415,557          2,376,294
     15 OTHER                                                    182,666            141,290             121,033            121,033
                                                           -------------      -------------       -------------      -------------
     16   TOTAL ASSETS                                     $  16,196,176      $  15,431,581       $  15,005,597      $  15,569,580
                                                           =============      =============       =============      =============

        LIABILITIES & STOCKHOLDERS' EQUITY
        POSTPETITION LIABILITIES
     17 ACCOUNTS PAYABLE                                   $          -       $     291,605       $     310,388      $     188,865
     18 TAXES PAYABLE                                                 -                   -                   -                  -
     19 NOTES PAYABLE                                                 -                   -                   -                  -
     20 PROFESSIONAL FEES                                             -                   -                   -                  -
     21 SECURED DEBT                                                  -                   -                   -                  -
     22 OTHER                                                         -                   -                   -                  -
                                                           -------------      -------------       -------------      -------------
     23   TOTAL POST PETITION LIABILTIES                               -            291,605             310,388            188,865
                                                           -------------      -------------       -------------      -------------
        PREPETITION LIABILITIES
     24 SECURED DEBT                                             133,261            102,151              99,107             88,546
        TAXES PAYABLE                                            305,905            234,848             261,966            270,025
     25 PRIORITY DEBT                                                  -                  -                   -                  -
     26 UNSECURED DEBT                                         3,470,818          3,487,929           3,492,755          3,444,462
        DEFERRED  REVENUES                                     3,440,007          2,270,147           2,007,452          1,692,855
     27 OTHER                                                    945,206            674,366             683,212            822,003
                                                           -------------      -------------       -------------      -------------
     28   TOTAL PREPETITION LIABILTIES                         8,295,197          6,769,441           6,544,492          6,317,891
                                                           -------------      -------------       -------------      -------------
     29   TOTAL LIABILITIES                                    8,295,197          7,061,046           6,854,880          6,506,756
                                                           -------------      -------------       -------------      -------------
        EQUITY
     30 PREPETITION OWNER'S EQUITY                             7,900,980          7,900,980           7,900,980          7,900,980
     31 POSTPETITION CUMULATIVE PROFIT(LOSS)                           -            723,949             770,783          1,131,196
        FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                               (254,394)           (521,046)            30,648
     32 DIRECT CHARGES TO EQUITY                                       -                  -                   -                  -
                                                           -------------      -------------       -------------      -------------
     33   TOTAL EQUITY                                         7,900,980          8,370,535           8,150,717          9,062,824
                                                           -------------      -------------       -------------      -------------
     34   TOTAL LIABILITIES & OWNERS EQUITY                $  16,196,177      $  15,431,581       $  15,005,597      $  15,569,580
                                                           =============      =============       =============      =============

NAME:  INFORMATION MANAGEMENT ASSOCIATES, INC.
       CASE NUMBER :00-33268


       SCHEDULES FOR COMPARATIVE BALANCE SHEET



                                                    Schedule
                                                     Amount              Month                Month                Month
                                                  July 24, 2000     October 31, 2000    November 30, 2000    December 31, 2000
                                                  -------------     ----------------    -----------------    -----------------
#8     OTHER ASSETS
       DUE FROM SUBSIDIARY-FRANCE                  $    (340,671)    $    (294,065)     $    (289,328)        $    (227,379)
       DUE FROM SUBSIDIARY-AUSTRALIA                     374,203           246,947            156,001               389,714
       DUE FROM SUBSIDIARY-UNITED KINGDOM              9,249,494         9,109,596          8,960,332             9,203,541
       DUE FROM SUBSIDIARY-GERMANY                       362,407           312,598            312,598               379,470
                                                   -------------------------------------------------------------------------
                                                   $   9,645,433     $   9,375,076      $   9,139,603         $   9,745,346
                                                   =========================================================================
#14    OTHER ASSETS-NET OF AMORTIZATION
       GOODWILL                                    $     168,322     $     160,385      $     157,740         $     155,093
       PURCHASED RESEARCH & DEVELOPMENT                  308,937           193,086            154,468               115,852
       DEPOSITS                                           81,576           152,786            141,286               143,286
       INVESTMENT IN IMA, UK LTD.                        233,000           233,000            233,000               233,000
       INVESTMENT IN MITSUCON TECNOLOGIA SA            1,729,063         1,729,063          1,729,063             1,729,063
                                                   -------------------------------------------------------------------------
                                                   $   2,520,898     $   2,468,320      $   2,415,557         $   2,376,294
                                                   =========================================================================

#15    OTHER-ASSETS
       NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA     $     182,666     $     141,290      $     121,033         $     121,033
                                                   =========================================================================

       PREPETITION TAXES PAYABLE
       GENERAL INCOME TAX RESERVE                  $     167,188     $     100,370      $     100,370         $     104,889
       GENERAL SALES TAX RESERVE                         146,165           145,131            145,131               141,640
       STATE SALES TAXES PAYABLE                          (7,448)          (10,653)            16,465                23,496
                                                   -------------------------------------------------------------------------
                                                   $     305,905     $     234,848      $     261,966         $     270,025
                                                   =========================================================================

#27    OTHER LIABILITIES
       ACCRUED COMPENSATION                        $     383,853     $     334,457      $     296,203         $     365,562
       ACCRUED EXPENSES                                  172,748           (56,273)            (1,581)               67,851
       ACCRUED RENT                                      251,590           259,182            251,590               251,590
       ACCRUED INTEREST                                  137,015           137,000            137,000               137,000
                                                   -------------------------------------------------------------------------
                                                   $     945,206     $     674,366      $     683,212         $     822,003
                                                   =========================================================================


NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268


          INCOME STATEMENT                                            Month                  Month                   Month
                                                                October 31, 2000       November 30, 2000       December 31, 2000
                                                                ----------------       -----------------       -----------------

        1 GROSS REVENUES                                        $      1,003,220       $      1,021,697        $      1,216,364
          ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                       28,654                 20,925                  49,768
        2 LESS:RETURNS AND ALLOWANCES                                        -                      -                       -
                                                                ----------------       ----------------        ----------------
        3   NET REVENUE                                                1,031,874              1,042,622               1,266,132
                                                                ----------------       ----------------        ----------------
          COST OF GOODS SOLD:
        4 MATERIAL                                                           -                      -                       -
        5 DIRECTLABOR                                                        -                      -                       -
        6 DIRECT OVERHEAD- 3RD PARTY COSTS                                28,378                 21,184                  11,132
                                                                ----------------       ----------------        ----------------
        7 TOTAL COST OF GOODS SOLD                                        28,378                 21,184                  11,132
                                                                ----------------       ----------------        ----------------
        8 GROSS PROFIT                                                 1,003,496              1,021,438               1,255,000
                                                                ----------------       ----------------        ----------------
          OPERATING EXPENSES:
        9 OFFICER/INSIDER COMPENSATION                                   195,461                121,501                 169,011
       10 SELLING AND MARKETING                                           47,740                 75,982                  60,691
       11 GENERAL AND ADMINISTRATIVE                                     586,274                523,158                 498,147
       12 RENT AND LEASE                                                     -                      -                       -
       13 OTHER                                                              -                      -                       -
                                                                ----------------       ----------------        ----------------
       14 TOTAL OPERATING EXPENSE                                        829,475                720,641                 727,849
                                                                ----------------       ----------------        ----------------
       15 INCOME BEFORE NON-OPERATING INCOME AND EXPENSE                 174,021                300,797                 527,151
                                                                ----------------       ----------------        ----------------
          OTHER INCOME AND EXPENSE:
       16 NON OPERATING INCOME - INTEREST/OTHER                          (59,407)                (2,162)                 (2,625)
       17 NON OPERATING EXPENSE                                              -                      -                        -
       18 INTEREST EXPENSE                                                   590                  2,165                   2,089
       19 DEPRECIATION EXPENSE                                            64,966                 62,640                  56,028
       20 AMORTIZATION                                                    54,993                 54,895                  54,800
       21 OTHER     (See #1-Questionaire Explanations)                       -                  136,425                     -
                                                                ----------------       ----------------        ----------------
       22 NET OTHER INCOME AND EXPENSE                                    61,142                253,963                 110,292
          REORGANIZATION EXPENSE:
       23 PROFESSIONAL FEES                                                  -                      -                    26,844
       24 US TRUSTEE FEES                                                  5,000                    -                       -
       25 OTHER                                                               -                     -                       -
                                                                ----------------       ----------------        ----------------
       26 TOTAL REORGANIZATION EXPENSE                                    5,000                     -                    26,844
                                                                ----------------       ----------------        ----------------
       27 INCOME TAX                                                        -                       -                       -
                                                                ----------------       ----------------        ----------------
       28 INTERNATIONAL WITHHOLDING TAX                                     -                       -                    29,602
                                                                ----------------       ----------------        ----------------
       29 NET PROFIT                                            $        107,879       $         46,834        $        360,413
                                                                ================       ================        ================

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268


         CASH RECEIPTS AND DISBURSEMENTS                              Month               Month               Month
                                                                October 31, 2000    November 30, 2000   December 31, 2000
                                                                ----------------    -----------------   -----------------
       1 CASH-BEGINNING OF MONTH                                $        877,208    $        543,375    $        536,557
                                                                ----------------    ----------------    ----------------
         RECEIPTS FROM OPERATIONS
       2 CASH SALES                                                         --                   --                  --
         COLLECTION OF ACCOUNTS RECEIVABLE
       3 PREPETITION                                                       9,175              87,243                 --
       4 POST PETITION                                                   362,048             672,607           1,038,643
                                                                ----------------    ----------------    ----------------
       5 TOTAL OPERATING RECEIPTS                                        371,223             759,850           1,038,643
                                                                ----------------    ----------------    ----------------
         NON-OPERATING RECEIPTS
       6 LOANS AND ADVANCES
       7 SALE OF ASSETS                                                     --                15,461                --
       8 OTHER                                                           173,971               1,412               1,625
                                                                ----------------    ----------------    ----------------
       9 TOTAL NON OPERATING RECEIPTS                                    173,971              16,873               1,625
                                                                ----------------    ----------------    ----------------
      10 TOTAL RECEIPTS                                                  545,194             776,723           1,040,268
                                                                ----------------    ----------------    ----------------
      11 TOTAL CASH AVAILABLE                                          1,422,402           1,320,098           1,576,825
                                                                ----------------    ----------------    ----------------
         OPERATING DISBURSEMENTS
      12 NET PAYROLL                                                     399,086             329,955             347,334
      13 PAYROLL TAXES PAID                                              158,071             196,718             158,175
      14 SALES, USE & OTHER TAXES PAID                                     3,628                 270              29,246
      15 SECURED/RENTAL/LEASES                                            41,533              37,738              57,158
      16 UTILITIES                                                        50,071              42,829              89,992
      17 INSURANCE                                                        36,108              63,807              61,810
      18 INVENTORY PURCHASES                                                --                  --                  --
      19 VEHICLE EXPENSES                                                   --                  --                  --
      20 TRAVEL                                                          101,024              63,388              61,440
      21 ENTERTAINMENT                                                      --                  --                  --
      22 REPAIRS AND MAINTENANCE                                            --                  --                 6,286
      23 SUPPLIES                                                           --                  --                  --
      24 ADVERTISING                                                        --                  --                  --
      25 OTHER                                                            84,506              48,836             129,263
                                                                ----------------    ----------------    ----------------
      26 TOTAL OPERATING DISBURSEMENTS                                   874,027             783,541             940,704
                                                                ----------------    ----------------    ----------------
         TOTAL REORGANIZATION EXPENSE
      27 PROFESSIONAL FEES                                                  --                  --                 9,036
      28 US TRUSTEE FEES                                                   5,000                --                  --
      29 OTHER                                                              --                  --                  --
                                                                ----------------    ----------------    ----------------
      30 TOTAL REORGANIZATION EXPENSE                                      5,000                --                 9,036
                                                                ----------------    ----------------    ----------------
      31 TOTAL DISBURSEMENTS                                             879,027             783,541             949,740
                                                                ----------------    ----------------    ----------------
      32 NET CASH FLOW                                                  (333,833)             (6,818)             90,528
                                                                ----------------    ----------------    ----------------
      33 CASH - END OF MONTH                                    $        543,375    $        536,557    $        627,085
                                                                ================    ================    ================

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268


         ACCOUNTS RECEIVABLE AGING:                              Month                      Month                     Month
                                                            October 31, 2000           November 30, 2000         December 31, 2000
                                                          -------------------------------------------------------------------------
      1 0-30 DAYS                                         $           246,637        $           594,873        $           572,606
      2 31-60 DAYS                                                    955,824                    374,119                    185,838
      3 61-90 DAYS                                                    291,605                    560,904                    324,859
      4 91+ DAYS                                                    2,379,948                  2,432,540                    459,397
                                                          -------------------        -------------------        -------------------
      5 TOTAL ACCOUNTS RECEIVABLE                                   3,874,014                  3,962,436                  1,542,700
        OTHER ACCOUNTS RECEIVABLE                                     862,524                    860,504                    857,557
      6 AMOUNT CONSIDERED UNCOLLECTABLE                            (3,560,400)                (3,516,070)                (1,102,723)
                                                          -------------------        -------------------        -------------------
      7 ACCOUNTS RECEIVABLE(NET)                          $         1,176,138        $         1,306,870        $         1,297,534
                                                          ===================        ===================        ===================



         AGING OF POST PETITION TAXES AND PAYABLES:
         TAXES PAYABLE:                             0-30 DAYS       31-60 DAYS     61-90 DAYS        91+ DAYS            TOTAL
                                                    ---------       -----------    -----------       ---------           -----
       1 FEDERAL                                   $      --     $           --   $           --   $           --    $           --
       2 STATE                                            --                 --               --               --                --
       3 LOCAL                                            --                 --               --               --                --
       4 OTHER                                            --                 --               --               --                --
                                                          --                 --               --               --                --
                                                   ----------    ---------------  ---------------  --------------    ---------------
       5 TOTAL TAXES PAYABLE                       $      --     $           --   $           --   $           --    $           --
                                                   ==========    ==============   ==============   ==============    ===============


                                                                                                                          TOTAL
                                                                                                                          -----

       6 ACCOUNTS PAYABLE:                         $  157,676    $       12,553   $        7,174   $       11,461    $       188,864
                                                   ==========    ==============   ==============   ==============    ===============

         STATUS OF POSTPETITION TAXES:
                                                                   BEGIN TAX       AMOUNT W/H                            ENDING
          FEDERAL                                                  LIABILITY       OR ACCRUED      AMOUNT PAID       TAX LIABILITY
          -------                                               -------------------------------------------------------------------
        1 WITHHOLDING                                            $          --    $       94,485   $       94,485    $           --
        2 FICA EMPLOYEE                                                     --    $       20,382   $       20,382                --
        3 FICA EMPLOYER                                                     --    $       20,846   $       20,846                --
        4 UNEMPLOYMENT                                                      --    $          113   $          113                --
        5 INCOME                                                            --    $         --     $         --                  --
        6 OTHER                                                             --    $         --     $         --                  --
                                                                 --------------   --------------   --------------    ---------------
        7 TOTAL FEDERAL TAXES                                               --    $      135,826   $      135,826                --
                                                                 --------------   --------------   --------------    ---------------
          STATE AND LOCAL
          ---------------
        8 WITHHOLDING                                                      --             21,586           21,586               --
        9 SALES                                                          16,465           36,612           29,246             23,831
       10 EXCISE                                                           --               --               --                 --
       11 UNEMPLOYMENT                                                     --                412              412               --
       12 REAL PROPERTY                                                    --               --               --                 --
       13 PERSONAL  PROPERTY                                             15,587             --               --               15,587
       14 OTHER                                                            --                350              350               --
                                                                 --------------   --------------   --------------    ---------------
       15 TOTAL STATE AND LOCAL                                          32,052           58,960           51,594             39,418
                                                                 --------------   --------------   --------------    ---------------
       16 TOTAL TAXES                                            $       32,052   $      194,786   $      187,420    $        39,418
                                                                 ==============   ==============   ==============    ===============

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268


        BANK RECONCILIATIONS:                 MONTH:                   December-00

                                                      ACCOUNT #1           ACCOUNT #2        ACCOUNT #3           ACCOUNT #4
                                                      ----------           ----------        ----------           ----------
A       BANK                                         PEOPLES BANK      PEOPLES BANK         PEOPLES BANK         PEOPLES BANK
B       ACCOUNT NUMBER:                              048-7035708       064-7002287          048-7040507          064-7002279
                                                                                            IMA DIP
C       PURPOSE(TYPE)                                IMA CUSTODIAL     IMA OPERATING        OPERATING            IMA PAYROLL
                                                     ACCOUNT           ACCOUNT # 1          ACCOUNT #2           ACCOUNT # 1
        ---------------------------------------------------------------------------------------------------------------------------
      1 BALANCE PER BANK STATEMENT                   $          --     $            3,192   $          534,644   $             --
      2 ADD:TOTAL DEPOSITS NOT CREDITED                         --                   --                   --                   --
      3 SUBTRACT:OUTSTANDING CHECKS                             --                 (1,262)            (141,204)             (14,540)
      4 OTHER RECONCILING ITEMS                                 --                   --                   --                   --
                                                                       ------------------   ------------------   ------------------
      5 MONTH END BALANCE PER BOOKS                  $          --     $            1,930   $          393,440   $          (14,540)
                                                                       ==================   ==================   ==================
        DIFFERENCE                                                                   --                  --                    --
      6 NUMBER OF LAST WRITTEN CHECK                                         032661             033710                035702



                                                        ACCOUNT #5              ACCOUNT #6                ACCOUNT #7
                                                        ----------              ----------                ----------
A       BANK                                         PEOPLES BANK              PEOPLES BANK            ALEX BROWN
B       ACCOUNT NUMBER:                              048-7040515               048-7040523             24836526 *

C       PURPOSE(TYPE)                                IMA DIP PAYROLL           IMA DIP  TAX            IMA RESTRICTED
                                                     ACCOUNT # 2               ACCOUNT                 ACCOUNT
        ------------------------------------------------------------------------------------------------------------------
      1 BALANCE PER BANK STATEMENT                   $             --          $            1,976      $          268,736
      2 ADD:TOTAL DEPOSITS NOT CREDITED                            --                        --                      --
      3 SUBTRACT:OUTSTANDING CHECKS                             (24,457)                     --                      --
      4 OTHER RECONCILING ITEMS                                    --                        --                      --
                                                     ------------------        ------------------      ------------------
      5 MONTH END BALANCE PER BOOKS                  $          (24,457)       $            1,976      $          268,736
                                                     ==================        ==================      ==================
        DIFFERENCE                                                 --                        --                      --
      6 NUMBER OF LAST WRITTEN CHECK                       035819                    1012                      N/A





        INVESTMENT ACCOUNTS:

                                                     DATE OF          TYPE OF        PURCHASE       CURRENT
        BANK ACCOUNT NAME & NUMBER                   PURCHASE       INVESTMENT        PRICE          VALUE
                                                    ----------------------------------------------------------
      7                       None                                                 $         -    $        -
      8                       None                                                           -             -
      9                       None                                                           -             -
     10                       None                                                           -             -
                                                                                   ------------   ------------
     11 TOTAL INVESTMENT                                                           $         -    $        -
                                                                                   ============   ============




        CASH:

     12 CURRENCY ON HAND                                      None
     13 TOTAL CASH - END OF MONTH                     $    627,085
                                                      ============

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER :00-33268


      PAYMENTS TO INSIDERS AND PROFESSIONALS:          MONTH                          December-00

                                                       INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COMPENSATION
                                                          --------------------------------------------------------------------------
                                              TRAVEL
         NAME                              REIMBURSEMENTS           PAYROLL     COMMISSIONS      ADVISORY FEES        EXECUTORY
                                         -------------------------------------------------------------------------------------------
       1 PAUL SCHMIDT                    $          -     $             -     $           -     $         2,000    $            -
       2 TOM HILL                                   -                   -                 -                 500                 -
       3 DAVID CALLARD                              -                   -                 -               1,000                 -
       4 DON MILLER                                 -                   -                 -               2,000                 -
       5 PAUL FREDERICK                             501              26,980               -                 -                12,500
       6 MIKE MCGROARTY                             371              13,334               -                 -                12,500
       7 SHELDON PAUL                               957              17,500               -                 -                   -
       8 KEN BOIN                                 2,797              14,480               -                 -                   -
       9 ROGER BEARD                                655              10,833               -                 -                   -
      10 ROB CHASE                                  -                18,850               -                 -                   -
      11 MARIO FERREIRA                           2,486              12,500             8,500               -                   -
      12 JIM ANDERSON                               -                   -                 -                 -                   -
                                         -------------------------------------------------------------------------------------------
      13 TOTAL PAYMENT TO INSIDERS       $        7,767   $         114,477   $         8,500   $         5,500    $         25,000
                                         ==============   =================   ===============   ================   =================




                                                  TOTAL PAID                   TOTAL PAID
         NAME                                      THIS MONTH                    TO DATE
                                               ---------------------------------------------------
       1 PAUL SCHMIDT                           $             2,000         $               2,500
       2 TOM HILL                                               500         $               1,000
       3 DAVID CALLARD                                        1,000         $               1,500
       4 DON MILLER                                           2,000         $              28,000
       5 PAUL FREDERICK                                      39,981         $             161,991
       6 MIKE MCGROARTY                                      26,205         $             149,827
       7 SHELDON PAUL                                        18,457         $              94,152
       8 KEN BOIN                                            17,277         $              64,155
       9 ROGER BEARD                                         11,488         $              61,518
      10 ROB CHASE                                           18,850         $             111,758
      11 MARIO FERREIRA                                      23,486         $              72,566
      12 JIM ANDERSON                                           -           $              65,166
                                                --------------------------------------------------
      13 TOTAL PAYMENT TO INSIDERS              $           161,244         $             814,133
                                                ===================         =====================










                                                       PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
                                                   DATE OF COURT                                      TOTAL PAID TO      INCURRED &
         NAME                                    AUTHORIZING PAYMENT  AMOUNT APPROVED  AMOUNT PAID       DATE             UNPAID
       1 DelConte, Hyde, Annello & Schuch             10/13/2000     $        3,750   $       3,750  $       3,750   $        7,500
       2 Paul, Hastings, Janofsky & Walker LLP                                                  -              -             17,185
       3 Reid & Riege, P.C.                           12/13/2000              9,036           9,036          9,036              -
       4 Zeisler & Zeisler, P.C.                                                -               -              -             17,808
       5                                                                        -               -              -                -
                                                                                      -------------  -------------   --------------
       6 TOTAL PAYMENT TO PROFESSIONALS                                               $      12,786  $      12,786   $       42,493
                                                                                      =============  =============   ==============



                                             POSTPETITION STATUS OF SECURED NOTES,LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
         NAME OF CREDITOR                                                SCHEDULED
                                                                      MONTHLY PAYMENT    AMOUNTS PAID DURING    TOTAL UNPAID
                                                                            DUE               THE MONTH         POSTPETITION
       1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)                          $                -      $            -
       2 CROWN POINTE LLC                                                                                  -                   -
       3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                                                      -                   -
       4 FINOVA LOAN ADMINISTRATION                                        $1,295                      3,886                   -
       5 CONNVIEW                                                          $6,018                      6,018                   -
       6 BSB LEASING (FORMERLY AMERILEASE)                                 $4,037                      8,072                   -
       7 INTEL FINANCIAL SERVICES                                          $4,619                      4,727                   -
       8 IOS CAPITAL                                                       $4,595                      4,740                   -
       9 LUCENT TECHNOLOGIES                                               $16,385                    16,385                   -
      10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                                                                      -
      11 IBM CORPORATION                                                   $1,363                      1,363                   -
      12 T-TECH HOLDING CO.                                                $11,967                    11,967                   -
                                                                                          -----------------------------------------
         TOTAL                                                                            $           57,158      $            -
                                                                                          ==================      =================

-----------------------------------------------------------------------------------------------------------------------------
  CASE NAME:  INFORMATION MANAGEMENT ASSOCIATES, INC.               CASE NUMBER:  00-33268               ACCRUAL BASIS
-----------------------------------------------------------------------------------------------------------------------------

---------------------
   QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 YES     NO
-----------------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
-----------------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSESSION ACCOUNT?                              X
-----------------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 X
-----------------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                                         X
-----------------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                               X
-----------------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                          X
-----------------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                          X
-----------------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                            X
-----------------------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                           X
-----------------------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                    X
-----------------------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                                      X
-----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS
IF NECESSARY.


-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

---------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 YES     NO
-----------------------------------------------------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?                X
-----------------------------------------------------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
3. PLEASE ITEMIZE BELOW.
-----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS
REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.


-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

                                                    INSTALLMENT PAYMENTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PAYMENT AMOUNT
          TYPE OF POLICY                     CARRIER                  PERIOD COVERED                  & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

CASE NAME:               Information Management Associates, Inc.
CASE NUMBER:             00-33268





Questionnaire Explanations:


#1 -
      On November 3, 2000, Information Management Associates, Inc. relocated its corporate headquarters. On October 4, 2000, the United States Bankruptcy Court issued an order approving the sale of certain office furniture and equipment. The Company received $15,461 for furniture and equipment having a book value of $47,016. This resulted in a loss from sale of furniture and equipment of $31,555.

      In addition, as a result of the move, the Company abandoned certain leasehold improvements with a book value of $104,870. Accordingly, the total loss associated with the sale of furniture, equipment and abandoned leasehold improvements is $136,425.